Fair Value Measurement (Details) - Schedule of assets and liabilities measured at fair value on a recurring basis - Fair Value, Inputs, Level 2 [Member] - USD ($) $ in Thousands	Jun. 30, 2020	Dec. 31, 2019
Other receivables and prepaid expenses
Derivative instruments	$ 607
Total assets	607
Other accrued expenses
Derivative instruments		(67)
Total liabilities		$ (67)